SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Short-Term Municipal Bond Fund
The following information is added to the existing disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
Effective October 1, 2019, DWS Short-Term Municipal Bond Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.300% on the first $500 million of the fund’s average daily net assets, 0.285% on the next $500 million of the fund’s average daily net assets, 0.270% on the next $1.0 billion of the fund’s average daily net assets, and 0.255% of the fund’s average daily net assets thereafter. Prior to October 1, 2019, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.400% on the first $500 million of the fund’s average daily net assets, 0.385% on the next $500 million of the fund’s average daily net assets, 0.370% on the next $1.0 billion of the fund’s average daily net assets, and 0.355% of the fund’s average daily net assets thereafter.
Please Retain This Supplement for Future Reference
September 23, 2019
PROSTKR-81